SIXTH AMENDMENT TO
        AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
             AND FIRST AMENDMENT TO LOAN DOCUMENTS


    THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT AND FIRST AMENDMENT TO LOAN DOCUMENTS (this "Amendment Agreement") is made and entered into as of this 31st day of December, 1998, by andamong BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM"), BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("BTL"and together with BAM, the "Borrowers"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation ("Baldwin" and together with the Borrowers, the "Credit Parties"), EACH OF THE GUARANTORS PARTY HERETO (the "Guarantors"), NATIONSBANK, N.A., a national banking association (formerly known as NationsBank of North Carolina, National Association), as Agent (the "Agent") for the lenders (the "Lenders") party to the Credit Agreement (defined below), NATIONSBANK, N.A., as Lender ("NationsBank"), and BANKBOSTON, N.A.(successor by merger to Bank of Boston Connecticut) as Lender ("BankBoston").

                       W I T N E S S E T H:

    WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement dated as of December 31, 1995 (as thereafter and hereafter amended, modified, supplemented, amended and restated or replaced, the "Credit Agreement") and certain other Loan Documents (as described in more detail in Schedule I hereof, the "Amended Loan Documents"), pursuant to which the Lenders have agreed to make certain revolving credit loans to the Borrowers; and

    WHEREAS, the parties hereto desire to further amend the Credit Agreement in the manner herein set forth;

    WHEREAS, the parties hereto desire to amend the Amended Loan Documents in the manner herein set forth;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified, supplemented, amended and restated or replaced from time to time as permitted thereby. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

    2. Credit Agreement Amendments. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

         (a) The first recital on page 1 of the Credit Agreement is hereby amended by deleting the dollar amount of "$20,000,000" in the last line thereof and inserting in lieu thereof the dollar amount of "$25,000,000."

         (b)  The definition of "Revolving Credit Termination Date" in Section
    1.1 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

              "Revolving Credit Termination Date" means the earlier to occur of
         (i) December 31, 2000, or (ii) any other date upon which the Total Commitment shall terminate in accordance with the terms hereof;

         (c) The definition of "Total Commitment" in Section 1.1 of the Credit Agreement is hereby amended by deleting the dollar amount of "$20,000,000" and inserting in lieu thereof the dollar amount of "$25,000,000."

         (d) Exhibit A to the Credit Agreement is hereby deleted in its entirety and a new Exhibit A is added in replacement thereof in the form attached hereto as Annex I.

    3. Amendments to Amended Loan Documents. Subject to the conditions hereof, each of the Loan Documents listed on Schedule 1 hereof is hereby amended, effective as of the date hereof, to delete the dollar amount of "$20,000,000" in each and every place such dollar amount appears and insert in lieu thereof the dollar amount of "$25,000,000."

         4. Guarantors. Each Guarantor has joined in the execution of this Amendment Agreement for the purpose of (i) consenting and agreeing to the amendments to the Credit Agreement and the Amended Loan Documents contained herein and (ii) confirming and ratifying its guarantee of payment of all the Obligations pursuant to the Guaranty to which it is party and as may be amended hereby.

         5. Representations and Warranties. Each Credit Party hereby certifies that:

              (a) The representations and warranties made by each Credit Party in Article VI of the Credit Agreement are true on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date or schedules referred to therein have changed due to the sale of Misomex of North America, Inc.

              (b) There has been no material change in the condition, financial or otherwise, of Baldwin, any Borrower or any of their respective Subsidiaries since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement;

              (c) The business and properties of each Credit Party and any of their respective Subsidiaries are not, and since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

              (d) No event has occurred and no condition exists which, upon the effectiveness of the amendments contemplated hereby, will constitute a Default or an Event of Default on the part of any Credit Party under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         6. Conditions Precedent. The effectiveness of this Agreement is subject to the receipt by the parties hereto of the following:

         (a) The Agent shall have received, in form and substance satisfactory to it:

                   (i) five (5) counterparts of this Agreement duly executed by all signatories hereto together with all Annexes and Schedules hereto;

                   (ii) executed Amended and Restated Revolving Credit Notes in the aggregate principal amount of $25,000,000 dated as of the date hereof;

                   (iii) two copies of executed Consent and Amendment No. 1 to Intercreditor and Collateral Agency Agreement;

                 (iv) five (5) counterparts of a Certificate from the secretary or assistant secretary of each Credit Party, dated as of the date hereof, certifying (A) as to the resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of such Credit Party approving and adopting the amendments to the Credit Agreement and the Amended Loan Documents contemplated hereby and this Agreement and authorizing the execution and delivery hereof, (B) as to the specimen signatures of officers of each Credit Party executing this Agreement on behalf of such Credit Party, (C) that the charter documents and bylaws of each Credit Party are unchanged since the date last certified by the Secretary of State of its state of organization or, if changed, attached as certified by the Secretary of State of its state of organization, and (D) for each Credit Party, as to a certificate issued as of recent date by the Secretary of State of the state of its incorporation as to its corporate good standing therein;

                 (v) five (5) counterparts of a Certificate from the secretary or assistant secretary of each Guarantor, dated as of the date hereof, certifying (A) as to the resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of such Guarantor consenting to the amendments to the Credit Agreement and approving and adopting the Amended Loan Documents contemplated hereby and this Agreement and authorizing the execution and delivery hereof, (B) as to the specimen signatures of officers of such Guarantor executing this Agreement on behalf of such Guarantor, (C) that the charter documents and bylaws of such Guarantor are unchanged since the date last certified by the Secretary of State (or other appropriate governmental authority) of its state of organization or, if changed, attached as certified by the Secretary of State of its state of organization, and (D) for each Credit Party, as to a certificate issued as of recent date by the Secretary of State of the state of its incorporation as to its corporate good standing therein;

                 (vi) copies of all additional agreements, instruments and documents which the Lender may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities; and

                 (vii) all fees payable by the Borrowers to the Agent and the Lenders on or before the date hereof.

              (b) All proceedings of the Credit Parties and the Guarantors relating to the matters provided for herein shall be satisfactory to the Lender and its counsel.

         7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the terms of the Credit Agreement.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         9. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         10. Credit Agreement and Other Loan Documents. All references in any of the Loan Documents to the "Credit Agreement" or any "Loan Documents" listed on Schedule I hereto shall mean the Credit Agreement and Amended Loan Documents as amended hereby.

                    [Signature pages follow.]



      IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWERS:

                             BALDWIN AMERICAS CORPORATION


                             By:
                             Name:
                             Title:


                             BALDWIN TECHNOLOGY LIMITED

                             By:
                             Name:
                             Title:


                                       AGENT:

                             NATIONSBANK, N.A., as Agent for the Lenders


                             By:
                             Name:
                             Title:


                                       LENDERS:

                             NATIONSBANK, N.A., as Lender


                             By:
                             Name:
                             Title:

                             BANKBOSTON, N.A., as Lender


                             By:
                             Name:
                             Title:




                                       GUARANTORS:

                             BALDWIN TECHNOLOGY COMPANY, INC.

                             By:
                             Name:
                             Title:


                                       BALDWIN EUROPE CONSOLIDATED, INC.

                             By:
                             Name:
                             Title:


                                       BALDWIN ASIA PACIFIC CORPORATION

                             By:
                             Name:
                             Title:


                                       BALDWIN TECHNOLOGY CORPORATION

                                       By:
                             Name:
                             Title:


                                       KANSA CORPORATION

                             By:
                             Name:
                             Title:


                                       BALDWIN GRAPHIC SYSTEMS, INC.

                             By:
                             Name:
                             Title:


                                       BALDWIN ENKEL CORPORATION

                             By:
                             Name:
                             Title:



                           Schedule I

              List of Loan Documents to be Amended


Amended and Restated Pledge Agreement dated as of December 31, 1995 by and between Baldwin Americas Corporation, Baldwin Technology Limited and NationsBank, N.A. as Agent

Amended and Restated Guaranty Agreement dated as of December 31, 1995 by and between Baldwin Technology Company and NationsBank, N.A. as Agent

Amended and Restated Pledge Agreement dated as of December 31, 1995 by and between Baldwin Technology Company and NationsBank, N.A. as Agent

Amended and Restated Guaranty Agreement dated as of December 31, 1995 by and between Baldwin Europe Consolidated, Inc., Baldwin Asia Pacific Corporation and NationsBank, N.A. as Agent

Amended and Restated Guaranty Agreement dated as of December 31, 1995 by and between Baldwin Technology Corporation, Kansa Corporation, Baldwin Graphic Systems, Inc., Enkel Corporation (n/k/a Baldwin Enkel Corporation) and NationsBank, N.A. as Agent

Amended and Restated Pledge Agreement dated as of December 31, 1995 by and between Baldwin Technology Corporation and NationsBank, N.A. as Agent

Amended and Restated Pledge Agreement dated as of December 31, 1995 by and between Enkel Corporation (n/k/a Baldwin Enkel Corporation) in favor of NationsBank, N.A. as Agent

Pledge and Security Agreement dated as of December 31, 1995 by Baldwin Technology Limited and NationsBank, N.A. as Agent

                             Annex I

                            EXHIBIT A
                Applicable Commitment Percentages


                                                                 Applicable
                                        Committed                Commitment
Lender                                   Amount                  Percentage

NationsBank, National Association      $16,250,000                  65.00%

BankBoston, N.A.                       $ 8,750,000                  35.00%
                                       $25,000,000                 100.00%